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                                                                  EXHIBIT 10.10


                   FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT


     This Fourth Amendment to Revolving Credit Agreement (this "Amendment"), effective as of the 17th day of April, 1998, among LOT$OFF CORPORATION (the "Parent"), 50-OFF TEXAS STORES, L.P., 50-OFF OPERATING COMPANY, and 50-OFF MULTISTATE OPERATIONS, INC., as Borrowers (together with the Parent collectively, the "Borrowers"), and GENERAL ELECTRIC CAPITAL CORPORATION, as Lender (the "Lender"),

                                W I T N E S S E T H:

     WHEREAS, the Borrowers and the Lender are parties to that certain Revolving Credit Agreement dated as of June 16, 1997, as amended by that certain First Amendment to Revolving Credit Agreement dated as of August 28, 1997, by that certain Second Amendment to Revolving Credit Agreement dated as of December 22, 1997 and by that certain Third Amendment to Revolving Credit Agreement dated as of February 15, 1998 (as further amended, modified, restated or supplemented from time to time, the "Credit Agreement"); and

     WHEREAS, the Borrowers have requested that certain terms of the Credit Agreement be waived and amended, and the Lender has agreed to the requested waivers and amendments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

     1. AMENDMENT TO ARTICLE 1. Article 1 of the Credit Agreement, DEFINITIONS, is hereby amended by adding the following sentence to the end of the definition of "Obligations":

          "Notwithstanding anything to the contrary contained herein or in any other Loan Document, "Obligations" shall also include the Guaranteed Obligation (as defined therein) of Parent pursuant to that certain Guaranty Agreement dated as of April 17, 1998, by Parent in favor of Lender."


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     2.   AMENDMENT TO SECTION 2.14. Section 2.14 of the Credit Agreement,
CLOSING, ADMINISTRATION, AND NON-USE FEES, is hereby amended by deleting the last sentence in subsection (d) thereof in its entirety.

     3. AMENDMENT TO ARTICLE 7. Article 7 of the Credit Agreement is hereby amended by adding the following Section 7.27:

     "Section 7.27 MINIMUM AVAILABILITY. Borrowers will not permit Availability at any time to be less than $1,500,000.00."

     4.   CONSENTS.

          (a) The Lender hereby consents to the formation by the Borrowers of Giant Sequoia Corporation, a Delaware corporation (the "General Partner") and Mountain Laurel Corporation, a Delaware corporation (the "Limited Partner"), each of which shall be wholly-owned Subsidiaries of the Parent. The Lender hereby further consents to (a) the formation of W3 L.P., a Delaware limited partnership (the "Partnership"), by the General Partner and the Limited Partner, together with Lender as the Preferred Limited Partner (as defined in that certain Agreement of Limited Partnership of W3 L.P., dated as of April 17, 1998, (the "Partnership Agreement")), (b) the transfer of the Judgment and the Cause of Action (each as defined in the Partnership Agreement) to the Partnership, (c) the Parent's guaranty of the performance of the General Partner and the Limited Partner under the Partnership Agreement and (d) the Partnership's making the Preferential Distribution (as defined in the Partnership Agreement) as required by the Partnership Agreement. In consideration for the consent contained in this Section 4, Parent agrees to cause the General Partner and the Limited Partner to make distributions to Parent of all amounts received by them in respect of the Judgment or the Cause of Action (as defined in the Partnership Agreement) or otherwise in respect of their interests in the Partnership.

          (b) The Lender hereby consents to the Borrowers' delayed delivery of those reports required to be delivered to the Lender pursuant to Section 5.1(a) of the Credit Agreement with respect to the Fiscal Period ended March 27, 1998, PROVIDED that the Lender shall have received such reports not later than May 5, 1998.

     5.   WAIVERS. The Lender hereby waives (i) each Event of Default listed on
Schedule 1 attached hereto as of the Fiscal Period ended March 27, 1998, (ii) the Event of Default existing as of the date hereof caused by the Borrowers' failure to make a mandatory repayment of the Loan on March 2, 1998, in the amount of the Funded Over Advance Amount pursuant to Section 2.18 of the Credit Agreement (the "Overadvance Default"), and (iii) all of its rights and remedies under the Credit Agreement which may arise as a result of such Events of Default; provided, that the failure of the Borrowers to comply with all of the terms and conditions of the Credit Agreement at all times after the Fiscal Period ending March 27, 1998 (other than with respect to the Overadvance Default), shall result in the occurrence of an Event of Default under the Credit Agreement which is not waived hereby and, further provided, that the waivers expressly set forth herein


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shall not hinder, restrict or otherwise modify the rights and remedies of the
Lender following the occurrence of any other Default or Event of Default under the Credit Agreement.

     6. AMENDMENT FEE. In consideration for (i) the amendments and waivers contained herein, (ii) the Lender's consent to the transfer of certain assets to the Partnership in exchange for a general and limited partner interest concurrently deemed contributed to the General Partner and the Limited Partner, respectively, which are newly formed Subsidiaries of the Parent, as set forth in
Section 4 hereof, and (iii) the time, effort and expense of the Lender in connection with review by the Lender of this Amendment, various documents previously prepared by Amroc Investments, Inc., the Partnership Agreement and various Loan Documents, including, without limitation, a Guaranty Agreement, a Security Agreement, Pledge of Partnership Interest and a First Amendment to Stock Pledge Agreement, each dated as of the date hereof (respectively, the "Guaranty", the "Security Agreement", the "Pledge Agreement" and the "Amendment to Pledge Agreement", and collectively, the "Partnership Collateral Documents"), to be executed in connection with this Amendment, the Borrowers hereby agree that, as additional compensation for Lender's costs and risks in agreeing to the terms and conditions of this Amendment, the Borrowers shall pay to the Lender
(x) upon its execution and delivery of this Amendment, a fee in the amount of $50,000 (the "Amendment Fee") and (y) upon the execution of an amendment to the Credit Agreement pursuant to which the Borrowers and the Lender shall amend the financial covenants contained therein, a fee in the amount of $25,000. Such fees shall be fully earned when due and non-refundable when paid.

     7. NO OTHER AMENDMENT OR WAIVER. Except for the consents, amendments and waivers expressly set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect. Other than as expressly set forth in this Amendment, no consent, amendment or waiver contained in this Agreement, shall, by implication or otherwise, limit, impair or otherwise affect the rights and remedies of the Lender. The Borrowers acknowledge and expressly agree that the Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents.

     8. PARTNERSHIP COLLATERAL DOCUMENTS. Each Borrower hereby acknowledges and agrees that the obligations of Parent under the Guaranty are secured by the Collateral Documents and the Partnership Collateral Documents, and that the Partnership Collateral Documents shall each constitute "Loan Documents" under the Credit Agreement.

     9. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants in favor of the Lender as follows:

               (A) Such Borrower has the corporate power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;


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               (B)   This Amendment has been duly authorized, validly
          executed and delivered by one or more authorized signatories of such Borrower, and constitutes the legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms;

               (C) The execution and delivery of this Amendment and performance by such Borrower under the Credit Agreement, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over such Borrower which has not already been obtained, nor contravene or conflict with the charter documents of such Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which such Borrower is party or by which any of its properties is bound;

               (D) As of the date hereof, and after giving effect to this Amendment (i) no Default or Event of Default exists under the Credit Agreement or is caused by this Amendment other than as disclosed on Schedule 1 attached hereto, and (ii) to the best of the Borrowers' knowledge, each representation and warranty set forth in Article 4 of the Credit Agreement is true and correct in all material respects, except (x) to the extent previously fulfilled in accordance with the terms of the Credit Agreement, as amended hereby, or (y) to the extent relating specifically to the Closing Date.

     10. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Amendment shall become effective on the date the Lender shall have received (i) a duly executed original signature page to this Amendment from each of the Borrowers, (ii) a duly executed Guaranty, Security Agreement, Pledge Agreement and Amendment to Pledge Agreement, together with related UCC-1 financing statements and stock certificates, and (iii) payment in full of the Amendment Fee.

     11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

     12. LOAN DOCUMENT. This Amendment shall be deemed to be a Loan Document for all purposes.

     13. EXPENSES. The Borrowers agree to pay all reasonable expenses of the Lender incurred in connection with this Amendment and the Partnership Agreement, and other documents executed in connection therewith, including, without limitation, all fees and expenses of counsel to the Lender.

     14. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.


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     15.  PERFORMANCE BY LENDER.  If any grantor under the Security Agreement fails to perform or comply with any of its agreements contained therein or in any of the other Loan Documents to which it is a party, and the Lender, as provided for by the terms of the Security Agreement or such other Loan Document, shall itself perform or comply, or otherwise cause performance or compliance with the Security Agreement or such other Loan Document, as applicable, the expenses, including, without limitation, reasonable attorneys' fees of the Lender incurred with such performance or compliance, together with interest thereon at the Default Rate, shall be payable by the Borrowers to the Lender on demand and shall constitute part of the Obligations.

     16. INDEMNIFICATION. The Borrowers agree to protect, indemnify and save harmless the Lender from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses, including, without limitation, attorneys' fees and expenses (except as may arise from the gross negligence or willful misconduct of the Lender) imposed upon or incurred by the Lender by reason of the pledge pursuant to the Pledge Agreement and any claim and demand whatsoever which may be asserted against the Lender by reason of any alleged obligation or undertaking to be performed or discharged by the Lender under the Pledge Agreement. In the event the Lender incurs any liability, loss or damage by reason of such pledge, or in curing any default or breach by the General Partner or the Limited Partner of its obligations under the Partnership Agreement, or in the defense of any claims or demands arising out of or in connection with the pledge pursuant to the Pledge Agreement, the amount of such liability, loss or damage shall be added to the Obligations.






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     IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first written above.

BORROWERS:                    LOT$OFF CORPORATION, a Delaware corporation


                              By:  /s/ CHARLES J. FUHRMANN II
                                 ----------------------------------------
                                   Charles J. Fuhrmann II
                                   President



                              50-OFF MULTISTATE OPERATIONS, INC.,a Nevada corporation


                              By:  /s/ CHARLES J. FUHRMANN II
                                 ----------------------------------------
                                   Charles J. Fuhrmann II
                                   President


                              50-OFF OPERATING COMPANY, a Nevada corporation


                              By:  /s/ CHARLES J. FUHRMANN II
                                 ----------------------------------------
                                   Charles J. Fuhrmann II
                                   President


                              50-OFF TEXAS STORES, L.P., a Texas limited partnership

                              By:  50-OFF Texas Management, Inc.,
                                   a Nevada corporation,
                                   its managing general partner


                              By:  /s/ CHARLES J. FUHRMANN II
                                 ----------------------------------------
                                   Charles J. Fuhrmann II
                                   President


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LENDER:                       GENERAL ELECTRIC CAPITAL CORPORATION


                              By:  /s/ TIMOTHY C. HUBAN
                                 ----------------------------------------
                                   Its: Senior Vice President of
                                        Commercial Finance



SCHEDULE 1 - EXISTING DEFAULTS AND EVENTS OF DEFAULT